                                                                    EXHIBIT 99.9

                          METROPOLITAN FINANCIAL CORP.

                           PUBLIC OFFERING ORDER FORM


THE TERMS AND CONDITIONS OF THE PUBLIC OFFERING ARE SET FORTH IN THE
METROPOLITAN FINANCIAL CORP. PROSPECTUS DATED          , 2002, AND ARE
INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT.



 EXPIRATION DATE OF THE PUBLIC OFFERING: MARCH 14, 2002, OR SUCH OTHER DATE AS
                              MAY BE ESTABLISHED.



                     PRICE: $2.75 PER SHARE OF COMMON STOCK


SECTION A. SUBSCRIPTION

Subscribers are responsible for good delivery of completed and executed Order Forms, along with full payment for the shares subscribed. If sent by mail, it is recommended that Order Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure receipt by the Subscription Agent prior to 5:00 p.m. on the Expiration Date. Subscriptions may not be revoked.


To: Fifth Third Bank                    Expected Expiration Date: March 14, 2002


             By Mail or Overnight Courier:                                       By Hand:
                38 Fountain Square Plaza                                    580 Walnut Street
                       MD 10AT66                                                4th Floor
                  Cincinnati, OH 45263                                     Cincinnati, OH 45263
             Attn: Corporate Trust Services

The undersigned hereby irrevocably subscribes for the number of whole shares of common stock indicated below upon the terms and conditions specified in the Prospectus, receipt of which is acknowledged.


                       SHARES ORDERED (MINIMUM OF 1,000)



Number of Shares Requested:                       X   Price:  $2.75 per share     =     Total Payment Due:   $   -----------------
                             ------------------                                                                  -----------------
                                (1,000 share
                                  minimum)


                               METHOD OF PAYMENT

You may submit certified check, cashier's check or bank draft drawn upon a U.S. bank or a postal, telegraphic or express money order payable in U.S. dollars, payable to "FIFTH THIRD BANK, AS SUBSCRIPTION AGENT FOR METROPOLITAN FINANCIAL CORP." NOTE: Cash and personal checks are not valid payment.

If the undersigned has not specified the number of shares of common stock being subscribed for or does not forward full payment of the Total Payment Due for the number of shares of common stock that the undersigned indicates are being ordered, such person will be deemed to have subscribed for the maximum whole number of shares that may be purchased with the payment delivered. If the payment forwarded to the Subscription Agent is greater than the amount owed for the number of shares of common stock indicated, the undersigned will be deemed to have ordered the maximum number of shares of common stock purchasable with the payment delivered. Metropolitan Financial Corp. reserves the right to accept or reject, in whole or in part, orders in the public offering. Metropolitan Financial Corp. intends to accept all subscriptions in the concurrent rights offering before accepting orders in the public offering. If the number of shares of common stock subscribed for in the public offering exceeds the number available for sale in the public offering, shares will be allocated among the public offering subscribers in the proportion that the number of shares ordered by a subscriber bears to the total number of shares ordered by all public offering subscribers. If, for whatever reason, the full payment submitted is not applied to the purchase of shares of common stock, the undersigned will be refunded the amount of any overpayment, sent via mail, without interest, as soon as practicable after the Expiration Date.


            IMPORTANT--COMPLETE APPROPRIATE PORTION OF REVERSE SIDE.

SECTION B. REGISTRATION -- COMPLETE 1., 2. OR 3.


Please register common stock being purchased as follows (the stock certificate which will be delivered to the address listed below):

  1.   INDIVIDUAL(S) (CHECK ONE):
       [ ] Individual
       [ ] Tenants-in-Common (all parties must sign; each investor has an undivided interest)
       [ ] Joint Tenants with Right of Survivorship (all parties must sign; joint ownership)
       [ ] Other (please describe )

     ----------------------------------------------------    ----------------------------------------------------
     Investor No. 1 (print name above)                       Investor No. 2 (print name above)



     ----------------------------------------------------
     Street (residence address)



     ----------------------------------------------------
     City                            State       Zip



     ----------------------------------------------------
     Home telephone (important)



     ----------------------------------------------------    ----------------------------------------------------
     Social Security Number                                  Social Security Number
     (this number will be affiliated with the stock
     certificate)

     The undersigned affirm(s) under penalty of perjury that (A) the foregoing information is true, and that (B) I am/we are not subject to backup withholding.(1)

     NOTE: Only one signature is required.

     ----------------------------------------------------    ----------------------------------------------------
     Signature Investor No. 1                                Signature Investor No. 2



     ----------------------------------------------------    ----------------------------------------------------
     Date                                                    Date

  2.   ENTITY (CHECK ONE)
       [ ] Corporation (authorized agent of corporation must sign)
       [ ] Existing Partnership (at least one partner must sign)

     ----------------------------------------------------    ----------------------------------------------------
     Name of corporation or partnership                      Authorized agent (print name above)



     ----------------------------------------------------    ----------------------------------------------------
     Street                                                  Title of Authorized Agent



     ----------------------------------------------------    ----------------------------------------------------
     City                            State       Zip         Telephone (important)



                                                             ----------------------------------------------------
                                                             Federal tax identification number

     The undersigned affirms under penalty of perjury that (A) the foregoing information is true, and that (B) the entity is not subject to backup withholding.(1)

     ----------------------------------------------------    ----------------------------------------------------
     Signature of Authorized Agent/Partner                   Date

  3.   TRUST (ALL TRUSTEES MUST SIGN)

     ----------------------------------------------------    ----------------------------------------------------
     Trustee (print name above)                              Trust (print name above)



     ----------------------------------------------------    ----------------------------------------------------
     Co-Trustee (print name above)                           Date of Trust Agreement



     ----------------------------------------------------    ----------------------------------------------------
     Street                                                  Social Security/Fed. I.D. No.



     ----------------------------------------------------    ----------------------------------------------------
     City                            State       Zip         Telephone (important)

     The undersigned affirms under penalty of perjury that (A) the foregoing information is true, and that (B) the trust is not subject to backup withholding.(1)

     ----------------------------------------------------    ----------------------------------------------------
     Trustee Signature                                       Date



     ----------------------------------------------------    ----------------------------------------------------
     Co-Trustee Signature                                    Date

---------------


(1)INSTRUCTION: CROSS OUT (B) IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING. SEE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION.


                                   QUESTIONS?


Contact the Subscription Agent with questions about completing and delivering this Order Form and the payment for shares. Contact the Information Agent with questions about Metropolitan Financial Corp. or the public offering.

                            THE SUBSCRIPTION AGENT:
                                Fifth Third Bank

Toll free (800) 837-2755, Monday through Friday, 8:00 a.m. to 5:00 p.m. Eastern
                                      Time


                             THE INFORMATION AGENT:
                             Ryan, Beck & Co., LLC
Toll free (888) 604-7226, Monday through Friday, 9:00 a.m. to 1:00 p.m. Eastern
                                      Time

                   REMEMBER TO KEEP A COPY OF YOUR ORDER FORM